                                                                    Exhibit 99.8
 -------------------------------------------------------------------------------
                                                      Monthly Operating Report

      ----------------------------------------
      CASE NAME: AIRCRAFT LEASING, INC.           ACCRUAL BASIS
      ----------------------------------------

      ----------------------------------------
      CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
      ----------------------------------------

      ----------------------------------------
      JUDGE: BARBARA J. HOUSER
      ----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002


      IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

      RESPONSIBLE  PARTY:

      /s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
      ------------------------------------------     ---------------------------
      ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

      DREW KEITH                                            2/20/2002
      ------------------------------------------     ---------------------------
      PRINTED NAME OF RESPONSIBLE PARTY                       DATE

      PREPARER:

      /s/ Kevin K. Craig                             CONTROLLER, KITTY HAWK INC.
      ------------------------------------------     ---------------------------
      ORIGINAL SIGNATURE OF PREPARER                          TITLE

      KEVIN K. CRAIG                                        2/20/2002
      ------------------------------------------     ---------------------------
      PRINTED NAME OF PREPARER                                DATE

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.           ACCRUAL BASIS-1
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------

        COMPARATIVE BALANCE SHEET
        ---------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE             MONTH                MONTH                MONTH
                                                                        -----------------------------------------------------------
        ASSETS                                           AMOUNT           JANUARY, 2002       FEBRUARY, 2002         MARCH, 2002
        ---------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                    $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                      $           0         $     49,960                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                           $           0         $     49,960                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)            $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                            $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                     $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                     $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                   ($33,904,344)        $    126,628                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                  ($33,904,344)        $    176,588                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT          $  81,907,719         $  1,185,175                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION             $  33,669,772         $    523,013                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                            $  48,237,946         $    662,162                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS                    $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)           $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                  $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                         $  14,333,602         $    838,750                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                           $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                              $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                              $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                          $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                               $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                         ($5,739,981)                                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                                 ($5,739,981)                  $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        ---------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                         $   2,811,382         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                        $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                       $           0         $          0                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                  $   1,300,001         $  2,399,516                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES        $   4,111,383         $  2,399,516                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                    $   4,111,383         ($3,340,465)                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        EQUITY
        ---------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY           $           0         $ 12,789,185                                       $0
        ---------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                            ($8,609,970)                                      $0
        ---------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)                                       $          0
        ---------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                         $           0         $  4,179,215                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                       $   4,111,383         $    838,750                   $0                  $0
        ---------------------------------------------------------------------------------------------------------------------------
                                                                           $          0                   $0                  $0

--------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.           ACCRUAL BASIS-2
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------
        INCOME STATEMENT
        ----------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                MONTH                    MONTH              QUARTER
                                                    -----------------------------------------------------------
        REVENUES                                    JANUARY, 2002         FEBRUARY, 2002            MARCH, 2002           TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                  $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                       $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                     $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ----------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                        $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                    $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                 $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                        $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        8.     GROSS PROFIT                                    $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        OPERATING  EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                  $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                             $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                        $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                    $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                             $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                        $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT. LIST)               $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                        $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                    $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                             $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                     $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                               $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                               $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                             $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                   $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                      $0                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                               $0                     $0                     $0                  $0
        ----------------------------------------------------------------------------------------------------------------------------
                                                               $0                     $0                     $0

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ----------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-3
        ----------------------------------------

        ----------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ----------------------------------------

        ----------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                   MONTH               MONTH               MONTH            QUARTER
                                                        -----------------------------------------------------
        DISBURSEMENTS                                   JANUARY, 2002       FEBRUARY, 2002       MARCH, 2002          TOTAL
        ----------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                    $49,960              $49,960           $49,960            $49,960
        ----------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ----------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                   $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ----------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                  $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                 $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                     $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ----------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)               $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                               $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                          $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        9.     TOTAL  NON-OPERATING RECEIPTS                $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                               $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                         $49,960              $49,960           $49,960            $49,960
        ----------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ----------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                  $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                           $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                $     0              $     0           $     0            $     0
        ---------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                    $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                    $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                    $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                          $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                             $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                       $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                        $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                     $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                  $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                          $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                            $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                            $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                          $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                          $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                $     0              $     0           $     0            $     0
        ----------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                          $49,960              $49,960           $49,960            $49,960
        ----------------------------------------------------------------------------------------------------------------------

================================================================================
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -----------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-4
        -----------------------------------------

        -----------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        -----------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE                 MONTH            MONTH              MONTH
                                                                          --------------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                            AMOUNT              JANUARY, 2002    FEBRUARY, 2002       MARCH, 2002
        --------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                        $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                       $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                       $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        4.      91+                                         $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                   $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE             $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                   $     0                 $     0            $     0           $     0
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------

        AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH: JANUARY, 2002
                                                                                             ---------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                              0-30           31-60                   61-90               91+
        TAXES PAYABLE                         DAYS            DAYS                    DAYS               DAYS              TOTAL
        ----------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                     $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      STATE                       $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                       $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)         $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE         $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE            $     0         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------

        STATUS OF POSTPETITION TAXES                                                  MONTH: JANUARY, 2002
                                                                                             ---------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
                                                           BEGINNING                 AMOUNT                               ENDING
                                                              TAX                 WITHHELD AND/       AMOUNT                TAX
        FEDERAL                                            LIABILITY*              OR ACCRUED          PAID              LIABILITY
        ----------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                               $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                             $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                             $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                      $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ----------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                 $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                       $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                      $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                               $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                           $12,467                 $     0            $12,467           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                         $     0                 $     0            $     0           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                         $12,467                 $     0            $12,467           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                 $12,467                 $     0            $12,467           $     0
        ----------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ---------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.          ACCRUAL BASIS-5
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ---------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                  MONTH: JANUARY, 2002
                                                                         -----------------------------------------------------------
       ------------------------------------------------
        BANK RECONCILIATIONS
                                                             Account #1              Account #2           Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.          BANK:
        ----------------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                                                                                          TOTAL
        ----------------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                              $0                                                 $     0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                        $0                                                 $     0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                            $0                                                 $     0
        ----------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                                 $0                                                 $     0
        ----------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                             $0                      $0   $        0            $     0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                              DATE OF             TYPE OF             PURCHASE              CURRENT
        BANK, ACCOUNT NAME & NUMBER                          PURCHASE           INSTRUMENT              PRICE                VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       BANK ONE TRUST (ESCROW) 6801456800*          1/3/2000         MONEY MARKET           $3,625,000            $     0
        ----------------------------------------------------------------------------------------------------------------------------
        8.       HSBC Bank USA (ESCROW) #10-876110           6/19/2000         MONEY MARKET           $3,560,463            $49,960
        ----------------------------------------------------------------------------------------------------------------------------
        9.
        ----------------------------------------------------------------------------------------------------------------------------
        10.
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                                          $49,960
        ----------------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                           $     0
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                  $49,960
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                                            $     0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       -----------------------------------------
       CASE NAME: AIRCRAFT LEASING, INC.            ACCRUAL BASIS-6
       -----------------------------------------

       -----------------------------------------
       CASE NUMBER: 400-42148-BJH-11                    02/13/95, RWD, 2/96
       -----------------------------------------

                                                        MONTH: JANUARY, 2002

       -------------------------------------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       -------------------------------------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       -------------------------------------------------------------------------
                                    INSIDERS
       -------------------------------------------------------------------------
                                       TYPE OF            AMOUNT     TOTAL PAID
                     NAME              PAYMENT             PAID       TO DATE
       -------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
       -------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                       $0             $0
       -------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------
                                                                 PROFESSIONALS
       ----------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                     TOTAL
                                    ORDER AUTHORIZING      AMOUNT       AMOUNT       TOTAL PAID       INCURRED
                     NAME                PAYMENT          APPROVED       PAID          TO DATE       & UNPAID *
       ----------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
       ----------------------------------------------------------------------------------------------------------
       2.
       ----------------------------------------------------------------------------------------------------------
       3.
       ----------------------------------------------------------------------------------------------------------
       4.
       ----------------------------------------------------------------------------------------------------------
       5.
       ----------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                  $0             $0             $0              $0
       ----------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
       PROTECTION PAYMENTS
       -------------------------------------------------------------------------------------------

       -------------------------------------------------------------------------------------------
                                                          SCHEDULED      AMOUNTS
                                                           MONTHLY        PAID           TOTAL
                                                          PAYMENTS       DURING         UNPAID
                 NAME OF CREDITOR                            DUE          MONTH      POSTPETITION
       -------------------------------------------------------------------------------------------
       1.   FIRST SOURCE BANK (865001)                        $0             $0                $0
       -------------------------------------------------------------------------------------------
       2.   FIRST SOURCE BANK (RPS)                           $0             $0                $0
       -------------------------------------------------------------------------------------------
       3.   FIRST SOURCE BANK (AIA)                           $0             $0                $0
       -------------------------------------------------------------------------------------------
       4.                                                                                      $0
       -------------------------------------------------------------------------------------------
       5.                                                                                      $0
       -------------------------------------------------------------------------------------------
       6.   TOTAL                                             $0             $0                $0
       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ---------------------------------------
        CASE NAME: AIRCRAFT LEASING, INC.         ACCRUAL BASIS-7
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42148-BJH-11                   02/13/95, RWD, 2/96
        ---------------------------------------

                                                    MONTH: JANUARY, 2002
                                                           ---------------------

        -------------------------------------
        QUESTIONNAIRE

        -----------------------------------------------------------------------------------------------------------
                                                                                              YES        NO
        -----------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                           X
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        -----------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                  X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        -----------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                      X
               LOANS) DUE FROM RELATED PARTIES?
        -----------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                     X
               THIS REPORTING PERIOD?
        -----------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                           X
               DEBTOR FROM ANY PARTY?
        -----------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                               X
        -----------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                         X
               PAST DUE?
        -----------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                           X
        -----------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                 X
        -----------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                             X
               DELINQUENT?
        -----------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                            X
               REPORTING PERIOD?
        -----------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                            X
        -----------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        2 a) Disbursements to Successor Trustee of (HSBC-Escrow) account for
           Professional Fees, Transfer to KH Inc & KH Int'l
        ------------------------------------------------------------------------
           Due to timing of G/L closing, bank info was not available for details of Trustee expenditures (to be posted in next month).
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        -------------------------------------
        INSURANCE
        -----------------------------------------------------------------------------------------------------------
                                                                                              YES        NO
        -----------------------------------------------------------------------------------------------------------
        1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                         X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        -----------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                          X
        -----------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        -----------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------
                                               INSTALLMENT PAYMENTS
        -----------------------------------------------------------------------------------------------------------
                    TYPE OF                                                                       PAYMENT AMOUNT
                     POLICY                            CARRIER               PERIOD COVERED         & FREQUENCY
        -----------------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        -----------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

          ------------------------------------
          CASE NAME: AIRCRAFT LEASING, INC.       ACCRUAL  BASIS-Attachment
          ------------------------------------

          ------------------------------------
          CASE NUMBER: 400-42148-BJH-11
          ------------------------------------

                                                MONTH: JANUARY, 2002
                                                       -------------------------


MOR #    ITEM #  LIST OR EXPLANATION

1 - BS     8     a) $126,628 Intercompany Cummulative Receivable/Payable Balance


1 - BS    22     a) ($5,739,981) Accrued Federal Income Tax Credit
                    (Post-petition)


1 - BS    27     a) $2,399,516 Accrued Taxes Payable (Pre-petition)


2 - IS    13


2 - IS    16     a) $0  Interest Income (from HSBC -Escrow account) Due to
                 timing of G/L closing, bank info was not available for details of Trustee expenditures (to be posted in next month).


2 - IS    21


3 - CF     8     a) $0  Interest Income (from HSBC -Escrow account)
                 b) $0  I/C Transfer to HSBC -Escrow account from KH Int'l Sale
                 Procedes account
                 Due to timing of G/L closing, bank info was not available for details of Trustee expenditures (to be posted in next month).


4 - AP    T6     a) Federal Income Taxes are now shown as Other Accrued
                 Liabilities (due to deferred tax credits)


7 - QA     2     a) $0  Disbursement to Successor Trustee of (HSBC-Escrow)
                 account for Professional Fees, Transfer to KH Inc & KH Int'l
                 Due to timing of G/L closing, bank info was not available for details of Trustee expenditures (to be posted in next month).


--------------------------------------------------------------------------------

================================================================================


    -----------------------------------------
    CASE NAME: AIRCRAFT LEASING, INC.               FOOTNOTES SUPPLEMENT
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42148-BJH-11                       ACCRUAL BASIS
    -----------------------------------------

                                       MONTH:               JANUARY, 2002
                                              ----------------------------------


    ----------------------------------------------------------------------------
    ACCRUAL BASIS      LINE
     FORM NUMBER      NUMBER            FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              2         13        SFAS 121 Writedown of $5,736,370 of Assets,
    ----------------------------------------------------------------------------
                                    from USPS W-Net cancel 8/25/01
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              2         21        Net Loss of $24,383,196 on Transfer of
    ----------------------------------------------------------------------------
                                    Aircraft & Engines to Bondholders 12/01
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              3          8        All cash received into the subsidiary cash
    ----------------------------------------------------------------------------
                                    account is swept each night to Kitty Hawk,
    ----------------------------------------------------------------------------
                                    Inc. Master Account
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              3         31        All disbursements (either by wire transfer or
    ----------------------------------------------------------------------------
                                    check), including payroll, are disbursed out
    ----------------------------------------------------------------------------
                                    of the Kitty Hawk, Inc. controlled
    ----------------------------------------------------------------------------
                                    disbursement account.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              4          6        All assessments of uncollectible accounts
    ----------------------------------------------------------------------------
                                    receivable are done at Kitty Hawk, Inc.
    ----------------------------------------------------------------------------
                                    All reserves are recorded at Inc. and pushed
    ----------------------------------------------------------------------------
                                    down to Inc.'s subsidiaries as deemed
    ----------------------------------------------------------------------------
                                    necessary.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              7       Insr 3      All insurance policies are carried in the name
    ----------------------------------------------------------------------------
                                    of Kitty Hawk, Inc. and its subsidiaries.
    ----------------------------------------------------------------------------
                                    Therefore, they are listed here accordingly.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
              7       Qust 2      Due to timing of G/L closing, bank statement
    ----------------------------------------------------------------------------
                                    info was not available for details of
    ----------------------------------------------------------------------------
                                    Trustee expenditures (to be posted in next
    ----------------------------------------------------------------------------
                                    G/L period).
    ----------------------------------------------------------------------------